SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 7, 2013

Commission File	Registrant, State of Incorporation, Address of	I.R.S. Employer Employer
Number	Principal Executive Offices and Telephone	Identification
	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Event
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated February 7, 2013

Item 8.01   Other Event

On February 7, 2013, NV Energy, Inc. issued a press release declaring a cash dividend of $0.19 per share, payable on March 20, 2013, to shareholders of record on March 5, 2013.  The text of the release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits — The following exhibit is furnished with this Form 8-K:

EX-99.1 — Press Release dated February 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: February 7, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer